UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below) :

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 6, 2012.  At the Annual Meeting, the Company’s stockholders (1) elected Kevin O’Connor to serve as Class II director until the 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal, (2) ratified the Company’s selection of KPMG LLP as its independent registered public accounting firm for the 2012 fiscal year; and (3) approved the compensation of the Company’s named executive officers through an advisory vote.

Proxies for the 2012 Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act, and there were no solicitations in opposition to the Board’s solicitation. There were 30,770,993 shares of the Company’s common stock entitled to vote at the Annual Meeting and a total of 25,329,608 shares of common stock were represented at the Annual Meeting in person or by proxy.  The final voting results, consisting of the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon, are set forth below.

Proposal 1.  Election of Directors

Based on the proxies previously submitted and any ballots received at the Annual Meeting, the nominated Class II director that stood for reelection was elected to the Board of Directors and will serve as director until the 2015 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.  Below is the tabulation for the nominee:

Director Nominee	For	Withheld	Broker Non- Vote
Kevin O’Connor	17,961,453	1,492,086	5,876,069

Proposal 2. Ratification of Selection of Independent Auditors

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year was ratified.  The results of the voting included 25,261,862 votes for, 54,204 votes against, and 13,542 votes abstained.

Proposal 3. Advisory Vote Regarding Compensation of the Company’s Named Executive Officers

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation table and narrative discussion, was approved in an advisory vote. The results of the voting included 17,144,805 votes for, 2,264,959 votes against, 43,775 votes abstained and 5,876,069 broker non- votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2012	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Mark T. Frost
Name: Mark T. Frost
Title: Senior Vice President, Administration,
Chief Financial Officer and Treasurer